Exhibit 10.1

Execution Version

OMNIBUS

AMENDMENT NO. 14 TO

RECEIVABLES LOAN AGREEMENT

AMENDMENT NO. 6 TO

SALE AND CONTRIBUTION AGREEMENT

This OMNIBUS AMENDMENT NO. 14 TO RECEIVABLES LOAN AGREEMENT AND AMENDMENT NO. 6 TO SALE AND CONTRIBUTION AGREEMENT (this “Amendment”), effective as of April 22, 2020 (the “Effective Date”), is executed by and among HILTON GRAND VACATIONS TRUST I LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”), HILTON RESORTS CORPORATION, a Delaware corporation (the “Seller”), the financial institutions signatory hereto as Managing Agents, the financial institutions signatory hereto as Conduit Lenders, the financial institutions signatory hereto as Committed Lenders, BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Securities Intermediary and Paying Agent. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the “Receivables Loan Agreement” (defined below).

WITNESSETH:

WHEREAS, the Borrower, the Managing Agents party thereto, the Administrative Agent, Wells Fargo Bank, National Association, as Securities Intermediary and Paying Agent, the Conduit Lenders party thereto, and the Committed Lenders party thereto are parties to that certain Receivables Loan Agreement dated as of May 9, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Loan Agreement”);

WHEREAS, the Borrower and the Seller are party to that certain Sale and Contribution Agreement, dated as of May 9, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Sale and Contribution Agreement”);

WHEREAS, as provided herein, the parties hereto have agreed to amend certain provisions of the Receivables Loan Agreement and the Sale and Contribution Agreement, each as further described below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment to the Receivables Loan Agreement. Effective as of the Effective Date, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Receivables Loan Agreement is hereby amended as follows:

1.1    Section 1.01 is hereby amended by amending and restating the definitions of “Delinquency Ratio”, “Securitized Portfolio” and “Securitized Portfolio Delinquency Level” in their entirety as follows:

“Delinquency Ratio” means, for any Collection Period, the ratio, expressed as a percentage, computed by dividing (i) the aggregate Timeshare Loan Balances of all Pledged Timeshare Loans that were Over Sixty-Day Delinquent Timeshare Loans as of the last day of such Collection Period and were not substituted for or repurchased prior to the related Distribution Date (with the outstanding principal balance of each such Pledged Timeshare Loan determined as of the last day of the Collection Period in which such Pledged Timeshare Loan became an Over Sixty-Day Delinquent Timeshare Loan) by (ii) the aggregate Timeshare Loan Balances of all Pledged Timeshare Loans as of the last day of such Collection Period.

“Securitized Portfolio” shall mean, as of any date (including as of any prior Distribution Dates on or after April 25, 2019), all timeshare loans included in the Collateral or financed by any special purpose entity that is wholly-owned by HRC or for which HRC is acting as the sponsor (within the meaning of Regulation AB) thereof, and which satisfy each of the following three clauses: (A) originated by the Servicer or an Affiliate thereof, (B) which are serviced by the Servicer and (C) the related property for which is managed by HRC or an affiliate thereof (including the timeshare loans in all term issuances, all warehouse facilities and other term securitization facilities that are outstanding as of such date).

“Securitized Portfolio Delinquency Level” shall mean, for any Collection Period, the quotient (expressed as a percentage), computed by dividing (i) the sum of all Timeshare Loan Balances of all Timeshare Loans included in the Securitized Portfolio that were Over-Sixty Day Delinquent Timeshare Loans as of the last day of such Collection Period (exclusive of Timeshare Loans that became Defaulted Timeshare Loans on or before the last day of such Collection Period) (with the outstanding principal balance of each such Timeshare Loan determined as of the last day of the Collection Period in which such Timeshare Loan became an Over-Sixty Day Delinquent Timeshare Loan) by (ii) the aggregate Timeshare Loan Balance of all Timeshare Loans in the Securitized Portfolio on the last day of such Collection Period; provided, that for the April 2020, May 2020, June 2020, July 2020, August 2020 and September 2020 Collection Periods, clause (i) above shall not include the Timeshare Loan Balances of any Timeshare Loans for which the related seller has exercised its option, if any, to repurchase or substitute such Timeshare Loan in accordance with the related transaction documents.

1.2    Section 1.01 is hereby amended by adding the following definition in the appropriate alphabetical order:

“Over Sixty-Day Delinquent Timeshare Loan/Defaulted Timeshare Loan” means an Over Sixty-Day Delinquent Timeshare Loan or a Defaulted Timeshare Loan.

1.3    Section 5.02 is hereby amended by adding the following at the end of the section:

“(h)    Securitized Portfolio. On a quarterly basis, promptly, but in no event more than forty-five (45) days after the end of each fiscal quarter, a report reflecting the various Securitized Portfolio delinquency ratios, calculated as follows:

(i)

the percentage equivalent of a fraction (A) the numerator of which is equal to the sum of all Timeshare Loan Balances of all Timeshare Loans included in the Securitized Portfolio that were more than 30 days but less than 91 days delinquent on the last day of the related fiscal quarter and (B) the denominator of which is equal to the aggregate Timeshare Loan Balance of all Timeshare Loans in the Securitized Portfolio on the last day of such fiscal quarter.

(ii)

the percentage equivalent of a fraction (A) the numerator of which is equal to the sum of all Timeshare Loan Balances of all Timeshare Loans included in the Securitized Portfolio that were 91 days or more but less than 121 days delinquent on the last day of the related fiscal quarter and (B) the denominator of which is equal to the aggregate Timeshare Loan Balance of all Timeshare Loans in the Securitized Portfolio on the last day of such fiscal quarter.

(iii)

the percentage equivalent of a fraction (A) the numerator of which is equal to the sum of all Timeshare Loan Balances of all Timeshare Loans included in the Securitized Portfolio that were 121 or more days delinquent on the last day of the related fiscal quarter and (B) the denominator of which is equal to the aggregate Timeshare Loan Balance of all Timeshare Loans in the Securitized Portfolio on the last day of such fiscal quarter.

(provided, that the requirements of this Section 5.02(h) with respect to the delivery of the delinquency ratios shall be deemed satisfied by publicly filing HGVI’s Form 10-Q for such fiscal quarter with the Securities and Exchange Commission, and such delinquency ratios shall be deemed to have been delivered to the Administrative Agent under this Section 5.02(h) on the date such Form 10-Q has been posted on the SEC website accessible through http://www.sec.gov/edgar/searchedgar/webusers.htm or such successor webpage of the SEC thereto).”

SECTION 2.    Amendment to the Sale and Contribution Agreement. Effective as of the Effective Date, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Sale and Contribution Agreement is hereby amended as follows:

2.1    Section 2.7(c) is hereby amended and restated in its entirety as follows:

“(c)    Optional Repurchases and Substitutions of Timeshare Loans.

(i)    If the Seller and any Obligor of a Transferred Timeshare Loan agree that such Obligor may (A) reconvey and retransfer the related Timeshare Interest in satisfaction of such Transferred Timeshare Loan and simultaneously purchase a new Timeshare Interest or a new timeshare interest in a resort managed by the Seller or an Affiliate thereof other than a Resort with the proceeds of a new timeshare loan or (B) acquire a new Timeshare Interest in addition to its existing Timeshare Interest and pay the purchase price for such new Timeshare Interest with the proceeds of a new Timeshare Loan that is secured by one or more Mortgages relating to both such Timeshare Interests and combines the amount advanced in respect of such new Timeshare Interest with the amount owing by such Obligor under such Transferred Timeshare Loan (each a

“Timeshare Loan Upgrade”), the Seller shall have the option, but not the obligation, to repurchase such Transferred Timeshare Loan prior to the Timeshare Loan Upgrade and either pay the Repurchase Price for such Transferred Timeshare Loan by forwarding to the Collection Account the Repurchase Price for such Transferred Timeshare Loan or substituting a Qualified Substitute Timeshare Loan for such Transferred Timeshare Loan and paying the related Substitution Shortfall Amount, if any, in accordance with Section 2.7(d) not later than the Distribution Date with respect to the Collection Period during which such Timeshare Loan Upgrade shall have occurred; provided, however, that the Seller’s option to repurchase or substitute any Transferred Timeshare Loans subject to Timeshare Loan Upgrades pursuant to this Section 2(c)(i) will be limited on any date to an amount equal to 20.0% of the highest aggregate Cutoff Date Loan Balances of all Transferred Timeshare Loans owned by the Purchaser since the Closing Date or, if a Refinancing shall have occurred, since the most recent Refinancing Date, less the aggregate Timeshare Loan Balances of all Transferred Timeshare Loans that have become subject to Timeshare Loan Upgrades (as of the dates of such Timeshare Loan Upgrades) previously repurchased or substituted at the option of the Seller pursuant to this Section 2.7(c)(i) since the Closing Date or, if a Refinancing shall have occurred, since the most recent Refinancing Date.

(ii)    The Seller shall have the option, but not the obligation, on any date, to either (i) repurchase an Over Sixty-Day Delinquent Timeshare Loan/Defaulted Timeshare Loan from the Purchaser for a price equal to the Repurchase Price therefor, or (ii) substitute one or more Qualified Substitute Timeshare Loans for an Over Sixty-Day Delinquent Timeshare Loan/Defaulted Timeshare Loan and pay the related Substitution Shortfall Amount, if any, in accordance with Section 2.7(d), in each case not later than the Distribution Date with respect to the Collection Period during which such Timeshare Loan became an Over Sixty-Day Delinquent Timeshare Loan/Defaulted Timeshare Loan; provided, however, the aggregate Timeshare Loan Balances of all Over Sixty-Day Delinquent Timeshare Loans/Defaulted Timeshare Loans that may be repurchased and/or substituted pursuant to this Section 2.7(c)(ii) shall be limited on any date to an amount equal to the amount by which (x) 20.0% of the highest aggregate Cutoff Date Loan Balances of all Transferred Timeshare Loans owned by the Purchaser since the Closing Date or, if a Refinancing shall have occurred, since the most recent Refinancing Date, exceeds (y) the aggregate Timeshare Loan Balances of all Over Sixty-Day Delinquent Timeshare Loans/Defaulted Timeshare Loans (as of the date they became Over Sixty-Day Delinquent Timeshare Loans/Defaulted Timeshare Loans, as applicable) previously repurchased or substituted at the option of the Seller pursuant to this Section 2.7(c)(ii) since the Closing Date or, if a Refinancing shall have occurred, the sum of (A) the aggregate Timeshare Loan Balances of all Over Sixty-Day Delinquent Timeshare Loans/Defaulted Timeshare Loans repurchased or substituted at the option of the Seller since the most recent Refinancing Date and (B) the product of (1) the Remaining Percentage with respect to such Refinancing Date and (2) the amount calculated in accordance with this clause (y) on the Distribution Date immediately preceding such Refinancing Date, after giving effect to any repurchases or substitutions of Over Sixty-Day Delinquent Timeshare Loans/Defaulted Timeshare Loans on or prior to such Distribution Date.”

SECTION 3. Conditions Precedent. This Amendment shall become effective on the Effective Date upon the satisfaction of the Administrative Agent having received counterparts of this Amendment executed by each of the parties hereto.

SECTION 4. Representations, Warranties and Confirmations. The Borrower hereby represents and warrants that:

4.1    It has the power and is duly authorized, including by all limited liability company action on its part, to execute and deliver this Amendment.

4.2    This Amendment has been duly and validly executed and delivered by it.

4.3    This Amendment, the Receivables Loan Agreement and the Sale and Contribution Agreement as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

4.4    Immediately prior, and after giving all effect, to this Amendment, the covenants, representations and warranties of the Borrower set forth in the Receivables Loan Agreement are true and correct in all material respects as of the date hereof (except to the extent such representations or warranties relate solely to an earlier date and then as of such date).

4.5    Immediately prior, and after giving all effect, to this Amendment, no event, condition or circumstance has occurred and is continuing which constitutes a Servicer Termination Event, Unmatured Servicer Termination Event, Default or Event of Default.

SECTION 5. Delivery of Executed Amendment. The Borrower covenants and agrees that it will deliver an executed copy of this Amendment to the Servicer, the Paying Agent, the Backup Servicer and the Custodian promptly following the effectiveness hereof.

SECTION 6. Entire Agreement. The parties hereto hereby agree that this Amendment constitutes the entire agreement concerning the subject matter hereof and supersedes any and all written and/or oral prior agreements, negotiations, correspondence, understandings and communications.

SECTION 7. Effectiveness of Amendment. Except as expressly amended by the terms of this Amendment, all terms and conditions of the Sale and Contribution Agreement, the Receivables Loan Agreement and the other Facility Documents, as applicable, shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall not operate as a consent, waiver, amendment or other modification of any other term or condition set forth in the Sale and Contribution Agreement, the Receivables Loan Agreement and the other Facility Documents or any right, power or remedy of the Administrative Agent or any Managing Agent or Lender under the Sale and Contribution Agreement, the Receivables Loan Agreement and the other Facility Documents, except as expressly modified hereby. Upon the effectiveness of this Amendment, each reference in the Sale and Contribution Agreement or the Receivables Loan Agreement to “this Agreement”, “this Sale and Contribution Agreement” or “this Receivables Loan Agreement” or words of like import shall mean and be references to the Sale and Contribution Agreement or the Receivables Loan Agreement, as applicable, as amended hereby, and each reference in any other Facility Document to the Sale and Contribution Agreement or Receivables Loan Agreement or to

any terms defined in the Sale and Contribution Agreement or Receivables Loan Agreement which are modified hereby shall mean and be references to the Sale and Contribution Agreement or Receivables Loan Agreement, as applicable, or to such terms as modified hereby.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Binding Effect. This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.

SECTION 10. Headings. The Section headings herein are for convenience only and will not affect the construction hereof.

SECTION 11. Novation. This Amendment does not constitute a novation or termination of the Receivables Loan Agreement, the Sale and Contribution Agreement or any Facility Document and all obligations thereunder are in all respects continuing with only the terms thereof being modified as provided herein.

SECTION 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in a “.pdf” file shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 13. Fees, Costs and Expenses. The Borrower agrees to pay on demand all reasonable fees and out-of-pocket expenses of Morgan, Lewis & Bockius LLP, counsel for the Administrative Agent, incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith.

SECTION 14. Electronic Signatures.     This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

HILTON GRAND VACATIONS TRUST I LLC,
as Borrower

By:	/s/ Ben Loper
Name:	Ben Loper
Title:	Vice President & Treasurer

HILTON RESORTS CORPORATION,
as Seller

By:	/s/ Ben Loper
Name:	Ben Loper
Title:	Vice President & Treasurer

[Signature Page to Omnibus Amendment No. 14 to Receivables Loan Agreement and Amendment No. 6 to Sale and Contribution Agreement]

BANK OF AMERICA, N.A.
as Administrative Agent

By:	/s/ Carl W. Anderson
Name:	Carl W. Anderson
Title:	Managing Director

BANK OF AMERICA, N.A.
as a Committed Lender and a Managing Agent

By:	/s/ Carl W. Anderson
Name:	Carl W. Anderson
Title:	Managing Director

[Signature Page to Omnibus Amendment No. 14 to Receivables Loan Agreement and Amendment No. 6 to Sale and Contribution Agreement]

DEUTSCHE BANK AG, NEW YORK BRANCH
as a Committed Lender and a Managing Agent

By:	/s/ Robert Sannicandro
Name:	Robert Sannicandro
Title:	Managing Director

By:	/s/ Kai Ang
Name:	Kai Ang
Title:	Director

[Signature Page to Omnibus Amendment No. 14 to Receivables Loan Agreement and Amendment No. 6 to Sale and Contribution Agreement]

BARCLAYS BANK PLC.
as a Committed Lender and a Managing Agent

By:	/s/ Chin-Yong Choe
Name:	Chin-Yong Choe
Title:	Director

SHEFFIELD RECEIVABLES COMPANY LLC,
as a Conduit Lender

By:	Barclays Bank PLC,
as attorney-in-fact

By:	/s/ Chin-Yong Choe
Name:	Chin-Yong Choe
Title:	Director

[Signature Page to Omnibus Amendment No. 14 to Receivables Loan Agreement and Amendment No. 6 to Sale and Contribution Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Committed Lender and a Managing Agent

By:	/s/ Leigh Poltrack
Name:	Leigh Poltrack
Title:	Director

[Signature Page to Omnibus Amendment No. 14 to Receivables Loan Agreement and Amendment No. 6 to Sale and Contribution Agreement]

TRUIST BANK, successor by merger to SunTrust Bank,
as a Committed Lender and a Managing Agent

By:	/s/ Ileana Chu
Name:	Ileana Chu
Title:	SVP

[Signature Page to Omnibus Amendment No. 14 to Receivables Loan Agreement and Amendment No. 6 to Sale and Contribution Agreement]

Acknowledged and agreed:

GRAND VACATIONS SERVICES LLC,
as Servicer

By:	/s/ Mark Laurent
Name:	Mark Laurent
Title:	VP Portfolio Services

[Signature Page to Omnibus Amendment No. 14 to Receivables Loan Agreement and Amendment No. 6 to Sale and Contribution Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Paying Agent and Securities Intermediary

By:	/s/ Jennifer C. Westberg
Name:	Jennifer C. Westberg
Title:	Vice President

Acknowledged and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Backup Servicer and Custodian

By:	/s/ Jennifer C. Westberg
Name:	Jennifer C. Westberg
Title:	Vice President

[Signature Page to Omnibus Amendment No. 14 to Receivables Loan Agreement and Amendment No. 6 to Sale and Contribution Agreement]